UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2021

Bluescape Opportunities Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39666	98-1547348
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Crescent Court, 19th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(469) 398-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	BOAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	BOAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	BOAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). In the SEC Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since the October 27, 2020 (the “IPO date”), Bluescape Opportunities Acquisition Corporation (the “Company”) has accounted for its outstanding warrants (“Warrants”) to purchase ordinary shares as equity within its financial statements. However, as a result of the SEC Statement, based on management’s evaluation, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), in consultation with management, concluded that the Warrants should be presented as liabilities on its financial statements as of the IPO date reported at fair value with subsequent fair value re-measurement at each reporting period.

On May 24, 2021, the Audit Committee, based on the recommendation of, and after consultation with, management, concluded that, in light of the SEC Statement, it is appropriate to restate the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from July 9, 2020 (inception) through December 31, 2020 (the “Relevant Periods”). Considering such restatement, such audited financial statements should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the SEC Statement. The Company will file an amendment to its Annual Report on Form 10-K as of December 31, 2020 and for the period from July 9, 2020 (inception) through December 31, 2020, which will include the restated audited financial statements for the Relevant Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bluescape Opportunities Acquisition Corp.

Date: May 24, 2021	By:	/s/ C. John Wilder
	Name:	C. John Wilder
	Title:	Chief Executive Officer